Exhibit 10.4

                                 PROMISSORY NOTE

$100,000.00                                        Dated as of: December 9, 2011

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged by the parties hereto, DOMARK INTERNATIONAL, INC., a Nevada corporation with a principle place of business located at 1809 East Broadway, Suite 125, Oviedo, Florida 32765 ("Maker"), promises to pay to the order of INFINITE FUNDING, INC., a Wyoming Corporation with a principal place of business located at 5005 Hidalgo Street, Suite 619, Houston, Texas 77056 ("Payee"), the principal sum of ONE HUNDRED THOUSAND and 00/100 Dollars ($100,000.00) on April 15, 2012, together with interest at 3% per annum.

Proceeds of this loan shall be disbursed to Maker's corporate bank account as follows:

$100,000 ON DECEMBER 9, 2011

Disbursement will be made by wire transfer to Maker at:

Domark International, Inc.
Bank of America
Oviedo, Florida
Routing number
Account number

Upon an "Event of Default" (as hereinafter defined), interest shall accrue upon the total sum outstanding, from time to time, at the rate equal to eighteen (18%) per annum (the "Default Rate"). Default interest shall be calculated on the basis of a three hundred sixty-five (365) day year for the actual number of days in which any indebtedness under this Promissory Note ("Indebtedness") remains outstanding. Maker unconditionally acknowledges and agrees that the aforementioned Default Rate is reasonable in all respects and agrees to never challenge or dispute same in any way.

All  Indebtedness  shall be paid to Payee at:

Infinite Funding Inc.
5005 Hidalgo Street Suite 619
Houston Texas 77056

This Promissory Note shall be a continuing absolute and unconditional obligation and shall not be subject to any set-off, reduction, recoupment or counterclaim.

Maker waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note. No failure by Payee or a legal holder to exercise and no delay in exercising any right by Payee or a legal holder under
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this  Promissory  Note  shall  operate  as a waiver of such  right nor shall any single or partial exercise of any right by Payee or a legal holder under this Promissory Note operate so as to impair or limit Payee's or a legal holder's ability to insist on the full exercise of that right in the future.

Maker unconditionally agrees to pay to Payee or a legal holder of THIS Promissory Note all reasonable costs and expenses including, without limitation, court costs, attorneys' fees and expenses, of, or incidental to, the initiation of any of Payee's or a legal holder's rights or remedies pursuant to the provisions of this Promissory Note, at law or in equity, and the collection of any of the Indebtedness evidenced under this Promissory Note.

The granting, without notice, of any extension of time for the payment of any of the Indebtedness evidenced tinder this Promissory Note shall in no way release or discharge the liability of Maker.

If any of the following occurs ("Event of Default"):

I.   Maker fails to pay any of the  Indebtedness  when due;

II.  Maker sells or transfers substantially all of its assets;

III. Maker makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a trustee, liquidator, or receiver;

IV. Maker or any third party commences any legal proceeding relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law or any jurisdiction, now or hereafter in effect;

V.   Maker shall be adjudicated bankrupt or insolvent;

VI. Maker otherwise liquidates or dissolves, or Maker consolidates or merges and is not the surviving corporation, or the existence of Maker is terminated for any reason whatsoever;

VII. Maker defaults or breaches any provision of any written agreement in effect between Payee and Maker while any Indebtedness under this Promissory Note is outstanding;

VIII. Maker suspends its usual operation of its business; or

IX. if any event occurs which results in the acceleration of the maturity of indebtedness of Maker to any person under any loan or security agreement, indenture, note or other undertaking, then, and without demand or further notice thereof to Maker or any other person or entity, all then-existing Indebtedness shall be declared immediately due and payable.

Whenever in this Promissory Note there is a reference made to either Payee or Maker, such reference shall be deemed to include a reference to the successors and assigns of said party. The provisions of this Promissory Note shall be binding upon, and shall inure to the benefit of said successors and assigns.

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Any demands or notices given under this  Promissory Note shall be in writing and shall be deemed duly given upon personal delivery, receipt and delivery by Federal Express or another overnight carrier, or three (3) days after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth below or at such other addresses as shall be specified by a party in like manner:

Payee:

Infinite Funding Inc.
5005 Hidalgo Street Suite 619
Houston Texas 77056

Maker:

DOMARK INTERNATIONAL, INC.
1809 East Broadway, Suite 125
Oviedo, FL 32765
Attention: R. Thomas Kidd, CEO

Guarantor:

R. Thomas Kidd
432 Valley Stream Drive
Geneva, Florida 32732

This Promissory Note is executed by Maker and the Guarantor and delivered to Payee in the State of Florida, and shall be governed as to validity, enforcement, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Florida as applied to agreements entered into and to be fully performed within the State of Florida (without regard for conflicts of laws). If any provision contained in this Promissory Note is held to be invalid or unenforceable by a court or competent jurisdiction, such provision will be severed from this Promissory Note and such invalidity or unenforceability will not affect any other provision of this Promissory Note, the balance of which will remain in and have its intended full force and effect; provided, however, if such invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law. Maker, Guarantor and Payee have had the opportunity to have counsel of their own choosing review this Promissory Note and, as such, this Promissory Note shall be deemed to have been prepared by both parties and shall not be construed against one party as the creator.

MAKER AND GUARANTOR AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS PROMISSORY NOTE MAY, AT PAYEE'S OPTION, BE LITIGATED IN A STATE OR FEDERAL COURT LOCATED WITHIN ORANGE COUNTY, FLORIDA. MAKER HEREBY EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT AND

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WAIVES ANY RIGHT IT MAY HAVE TO  TRANSFER  OR CHANGE THE VENUE OF SUCH  JUDICIAL
ACTION. MAKER WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO MAKER AT THE ADDRESS STATED IN THIS PROMISSORY NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE THREE (3) DAYS AFTER THE SAME SHALL BE POSTED AS AFORESAID.

MAKER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM,  DEMAND,  ACTION,
CAUSE OF ACTION OR COUNTERCLAIM ARISING UNDER OR IN ANY WAY RELATED TO THIS PROMISSORY NOTE, AND UNDER ANY THEORY OF LAW OR EQUITY, WHETHER NOW EXISTING OR HEREAFTER ARISING.

This Promissory Note has been executed and delivered by Maker and Guarantor to Payee on December 9, 2011, by Maker's duly authorized corporate officer, pursuant to resolutions duly adopted by Maker's Board of Directors if and to the extent such authorization is required by applicable law, Maker's Articles of Incorporation, by-laws or otherwise.

A signature by facsimile shall constitute a valid and binding signature.

DOMARK INTERNATIONAL


By: /s/ R. Thomas Kidd
    --------------------------------
Name:  R. Thomas Kidd
Title: Chairman

GUARANTOR


By: /s/ R. Thomas Kidd
    --------------------------------
    R. Thomas Kidd